UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

Palomar Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38873

Delaware	83-3972551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500

La Jolla, California 92037

(Address of principal executive offices, including zip code)

(619) 567-5290

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLMR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 26, 2022, at the 2022 annual meeting of stockholders (“Annual Meeting”) of Palomar Holdings, Inc. (the “Company”), the Company’s stockholders approved, and on May 27, 2022, the Company filed with the state of Delaware, an Amended and Restated Certificate of Incorporation which provided for, among other things, the declassification of its board of directors to provide for the annual election of directors, the removal the supermajority requirement for certain amendments to its certificate of incorporation, and certain other matters. In accordance with the Company’s Amended and Restated Certificate of Incorporation, commencing with the Company’s 2027 annual meeting of stockholders, all directors elected at the annual meeting of the stockholders of the Company will be elected for a term expiring at the next annual meeting of the Company’s stockholders. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Form 8-K.

In addition, on May 27, 2022, the Board of Directors amended and restated the Company’s Bylaws to provide for the annual election of directors commencing with the directors elected at the Company’s 2027 annual meeting of stockholders. A copy of the Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Palomar Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on May 26, 2022. At the Annual Meeting, the Company’s stockholders voted on four proposals, as described below. Each of the proposals was described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 14, 2022. The vote totals noted below are final voting results from the Annual Meeting.

Proposal 1

The Company’s stockholders elected the following two Class III Directors to hold office until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Mac Armstrong	19,632,680	1,178,615	2,928,917
Martha Notaras	15,895,044	4,916,251	2,928,917

Proposal 2

The Company’s stockholders approved the Company’s Amended and Restated Certificate of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,791,172	18,010	2,113	2,928,917

Proposal 3

The Company’s stockholders did not approve the advisory resolution to approve the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,535,194	16,271,126	4,975	2,928,917

Proposal 4

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions
23,723,454	15,240	1,518

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

3.1 Amended and Restated Certificate of Incorporation of Palomar Holdings, Inc.

3.2 Amended and Restated Bylaws of Palomar Holdings, Inc.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR HOLDINGS, INC.

Date:	May 27, 2022	/s/ T. Christopher Uchida
T. Christopher Uchida
Chief Financial Officer
(Principal Financial and Accounting Officer)